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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 21, 1998


                     CROWN CASTLE INTERNATIONAL CORP.
          (Exact Name of Registrant as Specified in its Charter)


Delaware                         333-43873                76-0470458
(State or Other               (Commission File            (IRS Employer
Jurisdiction of                  Number)                  Identification
Incorporation)                                            Number)


                             510 Bering Drive
                                 Suite 500
                             Houston, TX 77057
                  (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (713) 570-3000



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Item 5. Other Events

               Crown Castle International Corp. ("CCIC" or the "Company") has completed the offering (the "Offering") of $200 million aggregate principal amount of its senior exchangeable pay-in-kind preferred stock in a Rule 144A/Regulation S distribution.

               A copy of the press release issued by CCIC on December 21, 1998 with respect to the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

               (c) Exhibits

               Exhibit No.                              Description

                   99.1                   Press Release dated December 21, 1998


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                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Crown Castle International Corp.,



                                        By: /s/ Charles C. Green, III
                                            Executive Vice President and
                                            Chief Financial Officer

December 21, 1998


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                               EXHIBIT INDEX

Exhibit No.                 Description of Exhibit

 99.1                       Press Release dated December 21, 1998